Universal Institutional Funds, Inc.
- Global Tactical Asset Allocation
Portfolio
Item 77O- Transactions effected
pursuant to Rule 10f-3

Securities Purchased:	 American
Tower Corp. 5.900% due 11/12021
Purchase/Trade Date:	  10/3/2011
Offering Price of Shares: $99.858
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by
Fund: 0.010
Percentage of Fund's Total Assets: 0.18
Brokers: Barclays Capital, BofA Merrill
Lynch, Credit Agricole CIB, RBC Capital
Markets, BNP Paribas, Credit Suisse,
Goldman, Sachs & Co., J.P. Morgan, Morgan
Stanley, BBVA Securities, Citigroup,
HSBC, Mizuho Securities, Santander
Purchased from: RBS Securities

Securities Purchased:	 Teva Pharmaceutical
Finance IV 3.650% due 11/10/2021
Purchase/Trade Date:	  11/7/2011
Offering Price of Shares: $99.635
Total Amount of Offering: $875,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund:
0.006
Percentage of Fund's Total Assets: 0.17
Brokers: Barclays Capital, BNP Paribas,
Citigroup, Credit Suisse, Goldman, Sachs &
Co., HSBC, J.P. Morgan, Morgan Stanley
Purchased from: Goldman Sachs

Securities Purchased:	 United Health
Group Inc. 3.375% due 11/15/2021
Purchase/Trade Date:	  11/7/2011
Offering Price of Shares: $99.453
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $30,000
Percentage of Offering Purchased by Fund:
0.006
Percentage of Fund's Total Assets: 0.10
Brokers: Goldman, Sachs & Co., Morgan Stanley,
RBS, US Bancorp, Barclays Capital,
BofA Merrill Lynch, Citi, Credit Suisse,
Deutsche Bank Securities, J.P. Morgan, UBS
Investment Bank, Wells Fargo Securities,
BB&T Capital Markets, BNY Mellon Capital
Markets, LLC, CRT Capital Group LLC, Fifth
Third Securities, Inc., HSBC, KeyBanc
Capital Markets, Mitsubishi UFJ Securities,
Morgan Keegan, PNC Capital Markets LLC,
The Williams Capital Group, L.P.
Purchased from: Goldman Sachs


Securities Purchased:	 United Health
Group Inc. 3.375% due 11/15/2021
Purchase/Trade Date:	  11/7/2011
Offering Price of Shares: $98.752
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $30,000
Percentage of Offering Purchased by Fund:
0.005
Percentage of Fund's Total Assets: 0.10
Brokers: Goldman, Sachs & Co., Morgan
Stanley, RBS, US Bancorp, Barclays Capital,
BofA Merrill Lynch, Citi, Credit Suisse,
Deutsche Bank Securities, J.P. Morgan, UBS
Investment Bank, Wells Fargo Securities,
BB&T Capital Markets, BNY Mellon Capital
Markets, LLC, CRT Capital Group LLC, Fifth
Third Securities, Inc., HSBC, KeyBanc
Capital Markets, Mitsubishi UFJ Securities,
Morgan Keegan, PNC Capital Markets LLC,
The Williams Capital Group, L.P.
Purchased from: Goldman Sachs

Securities Purchased:	 Simon Property
Group, LP 4.125% due 12/1/2021
Purchase/Trade Date:	  11/10/2011
Offering Price of Shares: $99.689
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund:
0.004
Percentage of Fund's Total Assets: 0.09
Brokers: BofA Merrill Lynch, Citigroup,
J.P. Morgan, Deutsche Bank Securities,
Goldman, Sachs & Co., Morgan Stanley,
Mitsubishi UFJ Securities, RBC Capital
Markets, SMBC Nikko, SunTrust Robinson
Humphrey, US Bancorp
Purchased from: Merrill Lynch

Securities Purchased:	 Transocean Inc.
6.375% due 12/15/2021
Purchase/Trade Date:	  11/30/2011
Offering Price of Shares: $99.946
Total Amount of Offering: $1,200,000,000
Amount Purchased by Fund: $35,000
Percentage of Offering Purchased by Fund:
0.003
Percentage of Fund's Total Assets: 0.13
Brokers: Barclays Capital, Credit Suisse,
Mitsubishi UFJ Securities, Wells Fargo
Securities, Citigroup, J.P. Morgan, Credit
Agricole CIB, DNB Markets, Goldman, Sachs
& Co., Standard Chartered Bank
Purchased from: Barclays Capital Inc.

Securities Purchased:	 Hewlett-Packard Co.
4.650% due 12/9/2021
Purchase/Trade Date:	  12/6/2011
Offering Price of Shares: $99.707
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $60,000
Percentage of Offering Purchased by Fund:
0.004
Percentage of Fund's Total Assets: 0.21
Brokers: Goldman, Sachs & Co., J.P. Morgan,
Morgan Stanley, BNP Paribas, BofA
Merrill Lynch, Citigroup, Credit Suisse,
HSBC, Mizuho Securities, RBS, Wells Fargo
Securities Purchased from: Goldman Sachs